Income Taxes - Significant Components of Net Deferred Tax Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Net operating loss carry forwards	$ 21,414	$ 14,090
Research and development tax credits	2,414	540
Accruals and reserves	47	176
Depreciation and amortization	89	46
Total deferred tax assets	23,964	14,852
Less: Valuation allowance	(23,964)	(14,852)
Net deferred tax assets	$ 0	$ 0